U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 17, 2003

KAISER GROUP HOLDINGS, INC.

(successor issuer to Kaiser Group International, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	File No. 1-12248	54-2014870
(State or other	(Commission File	(IRS Employer
jurisdiction of incorporation)	Number)	Identification No.)

9302 Lee Highway

Fairfax, Virginia  22031-1207

(Address of principal executive offices, including zip code)

703-934-3600

(Registrant’s telephone number, including area code)

Item 5.    Other Events and Regulation FD Disclosure

In a press release dated July 17, 2003, Kaiser Group Holdings, Inc. announced that it has relocated its principal address from Fairfax, Virginia to Broomfield, Colorado effective as of June 1, 2003.  A copy of this one-page press release is attached to this Report on Form 8-K as Exhibit 99(a).

Item 7.    Financial Statements and Exhibits

Exhibit 99(a) – Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER GROUP HOLDINGS, INC.
(Registrant)

/s/ John T. Grigsby, Jr.
John T. Grigsby, Jr.
President and Chief Executive Officer

Date: July 17, 2003